O.R.I.
                                    GROWTH
                                     FUND

                                    ANNUAL
                                    REPORT

                              November 30, 1996




Shareholder Services
1 (800) 407-7298

OAK RIDGE INVESTMENTS, INC.
Investment Adviser



                TABLE OF
                CONTENTS

                                      Page

   Letter to Shareholders..........       1
   Schedule of Investments.........       3
   Statement of Assets and Liabilities    6
   Statement of Operations.........       7
   Statement of Changes in Net Assets     8
   Financial Highlights............       9
   Notes to the Financial Statements     10
   Report of Independent Accountants     14

O.R.I. GROWTH FUND
LETTER TO SHAREHOLDERS
DECEMBER 1996

Dear Shareholder:

      I am pleased to report the third consecutive year of strong performance for the O.R.I. Growth Fund. Your fund has kept pace during its existence with the large-cap S&P 500 Index while significantly surpassing the returns of the more appropriate Russell 2000 benchmark.

      Low interest rates and steady if unspectacular growth in corporate earnings have made the case for higher valuations plausible. Less favorable conditions in most foreign markets have further swelled demand for domestic equities. Nevertheless, nervous investors have concentrated on a select group of the largest listed and OTC stocks. To illustrate this divergence, excluding its four largest components, the NASDAQ composite of more than 5,000 companies which gained 23% last year, would have advanced only 12%.




                          Average Annual Total Return
                    For the period ended November 30, 1996

                                           One Year       Since Inception*


  O.R.I. Growth Fund - no load              20.9%          20.9%
  O.R.I. Growth Fund - load*                15.7%          19.1%
  Russell 2000 Index                        16.5%          13.1%
  S&P 500 Stock Index                       27.9%          21.1%

  * January 3, 1994 inception



                   O.R.I.     O.R.I.     S&P      RUSSELL
                  NO-LOAD     LOAD       500       3000


 Jan. 1994         10000       9575     10000     10000
 Feb. 1994         10870      10169     10060     10270
 May  1994         10160       9728      9904      9682
 Aug. 1994         10620      10169     10387     10039
 Nov. 1994         10480      10035      9984      9562
 Feb. 1995         10609      10158     10799     10098
 May  1995         11120      10648     11903     10318
 Aug. 1995         13717      13134     12615     12127
 Nov. 1995         14359      13749     13675     12287
 Feb. 1996         15755      15085     14547     12991
 May  1996         17483      16740     15287     14515
 Aug. 1996         16122      15436     14976     13441
 Nov. 1996         17365      16620     17485     14319

 *Reflects maximum sales load of 4.25%.

 This chart assumes an initial gross investment of $10,000 made on 1/3/94 (commencement). Returns shown include the reinvestment of all dividends. Effective January 1, 1996, the O.R.I. Growth Fund added a 4.25% maximum sales load and a 0.25% distribution fee. The load performance for the Fund has been restated to reflect the impact of the sales load as if the sales load had been imposed since inception. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursements and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 Russell 2000 Index - A stock market index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.

 S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

      As smaller stocks lag, their valuations have become inexpensive compared with current market leaders. Historically, the greater growth prospects of these companies have provided superior returns to the S&P 500. Despite their limited participation in the past year's advance, small-cap equities have greater downside risk due to reduced liquidity. The O.R.I. Growth Fund attempts to minimize such risk through broad diversification in stocks with strong earnings prospects.

      Nearly every indicator suggests a slowdown in earnings growth in 1997. Cost cutting and share buybacks can no longer buoy reported profits without a contribution from expanding revenues. This should reward strong stock selection. Our emphasis remains on the better stocks in expanding sectors such as financial services, healthcare and innovative technology.

      In order to enjoy another year of double digit returns on stocks, P/E multiples must be maintained or expanded to higher levels. This requires strong bond prices and subdued inflation outlook. Slow economic expansion minimizes the likelihood of the Fed tinkering with interest rates, but the violent reaction to cautionary comments by Chairman Greenspan reflects the consequences of any surprises.

      There is little evidence to expect a new Clinton administration to impact the financial marketplace. Healthcare stocks have mostly languished, discounting another attempt at reform. Capital gains legislation would have a mixed effect on stock prices as those rushing to lock in long-term gains may offset the positive attraction of greater after-tax returns.

      Investing for long-term goals requires the discipline of an athlete training for a marathon. Actively trading hot stocks and funds in a bull market, the marathon equivalent of sprinting the first mile, has been rewarding and highly exploited in the financial media. To be truly successful there is no proven short cut that surpasses a strategy of buying profitable stocks at reasonable valuations.

      I remain committed to maintaining the O.R.I. Growth Fund as an appropriate alternative for our shareholders true long-term objectives.

Sincerely,

/s/ David M. Klaskin
David M. Klaskin
President


O.R.I. GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1996

NUMBER OF
   SHARES                                                    VALUE


          COMMON STOCK 96.37%

          AUTOMOTIVE & RELATED
          PRODUCTS 0.30%
    580   Borg-Warner Automotive, Inc.                     $ 23,200
                                                           --------

          BANKING 5.83%
  3,300   Bank of Boston Corporation                        230,587
 10,000   Greater New York Savings Bank                     132,500
  3,500   Kankakee Bancorp, Inc.                             87,063
                                                           --------
                                                            450,150
                                                           --------

          CHEMICALS 5.10%
  4,500   Cambrex Corporation                               142,875
 10,000   Crompton & Knowles Corporation                    183,750
 10,000   Environmental Technologies
           Corporation*                                      67,500
                                                           --------
                                                            394,125
                                                           --------

          COMMUNICATIONS 10.29%
  6,000   Comsat Corporation                                157,500
  7,000   Digital Systems International, Inc.*              107,625
  6,000   Frontier Corporation                              157,500
  3,000   GST Telecommunications, Inc.*                      28,500
  6,500   IPC Information Systems, Inc.*                    104,000
 20,000   Interactive Multimedia Publishers,
           Inc.*                                              8,200
 10,000   Worldcom, Inc.*                                   231,250
                                                           --------
                                                            794,575
                                                           --------

          COMPUTERS - NETWORKING 5.26%
 10,000   Data Systems Network Corporation*                  93,750
  5,500   Microtouch Systems, Inc.*                         137,500
  3,000   Sun Microsystems, Inc.*                           174,750
                                                           --------
                                                            406,000
                                                           --------

          COMPUTERS - SOFTWARE 10.27%
  3,200   BMC Software, Inc.*                              $139,200
  7,000   Control Data Systems, Inc.*                       139,125
 10,000   Globalink, Inc.*                                   30,000
  2,500   Hyperion Software Corporation*                     54,062
  4,777   Sterling Commerce, Inc.*                          150,476
  3,000   Sterling Software, Inc.*                           99,375
  9,000   TRO Learning, Inc.*                               181,125
                                                           --------
                                                            793,363
                                                           --------

          DEFENSE ELECTRONICS 1.42%
  5,000   Tracor, Inc.*                                     110,000
                                                           --------
          DISTRIBUTION 0.61%
  1,100   Hughes Supply, Inc.                                47,300
                                                           --------

          DRUGS & MEDICAL 1.26%
  2,500   Watson Pharmaceuticals, Inc.*                      97,500
                                                           --------

          ELECTRONICS 4.63%
  7,500   BE Aerospace, Inc.                                172,969
  3,500   SCI Systems, Inc.*                                184,625
                                                           --------
                                                            357,594
                                                           --------

          ENTERTAINMENT & LEISURE 4.18%
  4,000   Hasbro, Inc.                                      164,500
  6,000   Scientific Games Holdings Corp.*                  158,250
                                                           --------
                                                            322,750
                                                           --------
See Notes to the Financial Statements.



NUMBER OF
   SHARES                                                    VALUE


          ENVIRONMENTAL SERVICES/
          POLLUTION CONTROL 10.65%
  4,000   Culligan Water Technologies, Inc.*               $149,000
  9,000   ERD Waste Corp.*                                   24,750
  1,500   Newpark Resources, Inc.*                           52,500
  5,000   United States Filter Corporation*                 171,250
  5,000   United Waste Systems, Inc.*                       167,500
  8,000   U.S.A. Waste Services, Inc.*                      258,000
                                                           --------
                                                            823,000
                                                           --------

          FINANCIAL SERVICES 3.59%
  4,000   IMC Mortgage Company*                             130,000
 12,000   Jayhawk Acceptance Corporation*                   147,000
                                                           --------
                                                            277,000


          GOLD & PRECIOUS METALS 0.39%
 10,000   First Dynasty Mines Ltd.*                          30,000
                                                           --------

          HEALTH CARE EQUIPMENT
          & SUPPLIES 4.88%
  4,000   Coherent, Inc.*                                   173,500
  1,700   Maxxim Medical, Inc.*                              21,675
  8,000   Medpartners/Mullikin, Inc.*                       182,000
                                                           --------
                                                            377,175
                                                           --------

          HOSPITALS & HEALTH CARE 5.42%
  3,420   Healthsouth Corporation*                          128,677
  5,000   The Multicare Companies, Inc.*                     98,750
  5,000   OrNda HealthCorp.*                                145,625
  2,400   Pediatric Services of America, Inc.*               45,600
                                                           --------
                                                            418,652
                                                           --------

          HOUSEHOLD PRODUCTS 1.23%
  4,350   Triangle Pacific Corp.*                            94,884
                                                           --------

          INSURANCE 2.46%
  9,500   USF&G Corporation                               $ 190,000
                                                           --------

          MISCELLANEOUS 4.33%
  6,000   Personnel Group of America, Inc.*                 135,750
  6,600   Service Corporation International                 198,825
                                                           --------
                                                            334,575
                                                           --------

          OFFICE EQUIPMENT 0.52%
  5,400   Cantel Industries, Inc.*                           40,500
                                                           --------

          OIL & GAS 5.17%
 15,000   Magnum Petroleum, Inc.*                            72,187
  7,500   Oceaneering International, Inc.*                  124,688
  5,000   Seitel, Inc.*                                     202,500
                                                           --------
                                                            399,375
                                                           --------

          RESTAURANTS 0.37%
  6,000   Woodroast Systems, Inc.*                           28,500
                                                           --------

          RETAIL 1.54%
  6,000   Zale Corporation*                                 119,250
                                                           --------

          RETAIL - GROCERY 2.18%
  8,000   Dominick's Supermarkets, Inc.*                    168,000
                                                           --------

          TRAVEL & RECREATION 2.56%
  7,500   CUC International, Inc.*                          197,813
                                                           --------

          UTILITIES 1.93%
  5,000   Calenergy Company, Inc.*                          149,375
                                                           --------

          Total Common Stock
          (cost $5,899,531)                               7,444,656
                                                          ---------

See Notes to the Financial Statements.



NUMBER OF
   SHARES                                                    VALUE


          SHORT-TERM INVESTMENTS 8.04%
          VARIABLE RATE DEMAND NOTES 8.04%
$327,815  Johnson Controls, Inc.                          $ 327,815
 293,487  American Family Financial
           Services, Inc.                                   293,487
                                                           --------

          Total Short-Term Investments
           (cost $621,302)                                  621,302
                                                           --------

          Total Investments 104.41%
           (cost $6,520,833)                              8,065,958
                                                          ---------

          Liabilities, less Other Assets
           (4.41%)                                        (340,886)
                                                          ---------

          NET ASSETS 100.00%                            $ 7,725,072
                                                         ==========

                        * Non-income producing security


O.R.I. GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996


ASSETS:
Investments at market value (cost $6,520,833)..............................................      $8,065,958
Receivable for investments sold............................................................         116,535
Receivable from Adviser....................................................................          25,907
Capital shares sold........................................................................           4,549
Organizational expenses, net of accumulated amortization...................................          18,201
Prepaid expenses...........................................................................             153
Interest and dividends receivable..........................................................           4,116
                                                                                                 ----------

Total Assets...............................................................................       8,235,419
                                                                                                 ----------

LIABILITIES:
Payable for securities purchased...........................................................         458,975
Accrued other expenses.....................................................................          51,372
                                                                                                 ----------

Total Liabilities..........................................................................         510,347
                                                                                                 ----------

NET ASSETS.................................................................................      $7,725,072
                                                                                                 ==========

NET ASSETS CONSIST OF:
Capital stock..............................................................................      $    4,662
Paid-in-capital in excess of par...........................................................       5,665,659
Undistributed net realized gain on investments.............................................         509,626
Net unrealized appreciation on investments.................................................       1,545,125
                                                                                                 ----------

Net Assets.................................................................................      $7,725,072
                                                                                                 ==========

CAPITAL STOCK, $.01 par value
Authorized.................................................................................     100,000,000
Issued and outstanding.....................................................................         466,202

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE.............................................          $16.57
                                                                                                     ======

MAXIMUM OFFERING PRICE PER SHARE...........................................................          $17.31
                                                                                                     ======

See Note to the Financial Statements.


O.R.I. GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1996


INVESTMENT INCOME:
Interest...................................................................................      $ 23,097
Dividends..................................................................................        25,633
                                                                                                 --------
                                                                                                   48,730
                                                                                                 --------

EXPENSES:
Fund administration and accounting fees....................................................        45,469
Investment advisory fees ..................................................................        62,131
Professional fees..........................................................................        22,838
Shareholder servicing fees and expenses....................................................        29,482
Reports to shareholders....................................................................        11,280
Federal and state registration fees........................................................        13,394
Amortization of organizational expenses....................................................         8,824
Directors' fees............................................................................         2,762
Custody fees...............................................................................         4,070
12b-1 fees.................................................................................        14,545
Other......................................................................................         3,774
                                                                                                 --------

Total expenses before waiver and reimbursement.............................................       218,569
Less: Waiver and reimbursement of expenses by Adviser......................................       (94,306)
                                                                                                 --------
Net expenses...............................................................................       124,263
                                                                                                 --------

NET INVESTMENT (LOSS)......................................................................       (75,533)
                                                                                                 --------

REALIZED AND UNREALIZED GAIN:
Net realized gain on investment transactions...............................................        579,775
Change in unrealized appreciation on investments...........................................        615,635
                                                                                                 ---------

Net gain on investments....................................................................      1,195,410
                                                                                                 ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................     $1,119,877
                                                                                                 =========

See Notes to the Financial Statements.


O.R.I. GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                               YEAR                   YEAR
                                                                               ENDED                  ENDED
                                                                         NOVEMBER 30, 1996      NOVEMBER 30, 1995


OPERATIONS:
Net investment (loss).....................................                $  (75,533)            $  (42,658)
Net realized gain on investments..........................                   579,775                204,643
Change in unrealized appreciation on investments..........                   615,635                939,317
                                                                          ----------             ----------
Net increase in net assets resulting from operations......                 1,119,877              1,101,302
                                                                          ----------             ----------

DIVIDENDS PAID FROM:
Net realized gains........................................                  (178,056)                (7,454)
                                                                          ----------             ----------

CAPITAL SHARE TRANSACTIONS:
Shares sold...............................................                 2,818,792              1,049,419
Shares issued to holders in reinvestment of dividends.....                   164,945                  6,813
Shares redeemed...........................................                  (382,732)              (676,380)
                                                                          ----------             ----------
Net increase..............................................                 2,601,005                379,852
                                                                          ----------             ----------

TOTAL INCREASE IN NET ASSETS..............................                 3,542,826              1,473,700

NET ASSETS:
Beginning of year.........................................                 4,182,246              2,708,546
                                                                          ----------             ----------
End of year...............................................                $7,725,072             $4,182,246
                                                                          ==========             ==========

See Notes to the Financial Statements.


O.R.I. GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                              YEAR               YEAR               JANUARY 3, 1994(1)
                                                              ENDED              ENDED                      TO
                                                         NOVEMBER 30, 1996     NOVEMBER 30, 1995    NOVEMBER 30, 1994


Net asset value, beginning of period..............           $14.32              $10.48                 $10.00

Income from investment operations:
Net investment (loss).............................            (0.16)(2)           (0.13)                 (0.07)
Net realized and unrealized gains on
  investments.....................................             3.01                4.00                   0.55
                                                             ------              ------                 ------

Total from investment operations..................             2.85                3.87                   0.48
                                                             ------              ------                 ------

Less distributions:
Dividends from capital gains......................            (0.60)              (0.03)                   --
                                                             ------              ------                 ------

Net asset value, end of period....................           $16.57              $14.32                 $10.48
                                                             ======              ======                 ======

Total return (3) (4)..............................            20.9%               37.0%                   4.8%


Supplemental data and ratios:
Net assets, end of period.........................       $7,725,072          $4,182,246             $2,708,546
Ratio of expenses to average net assets (5) (6)...             2.0%                2.0%                   2.0%
Ratio of net investment (loss) to average

  net assets (5) (6)  ............................           (1.2)%              (1.3)%                 (1.1)%
Portfolio turnover rate...........................              71%                109%                    80%
Average commission rate paid......................         $0.0512

(1) Commencement of operations.
(2) Net investment (loss) per share is calculated using the ending balance prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized for the period ended November 30, 1994.
(4) The total return calculation does not reflect the 4.25% front end sales load.
(5) Net of reimbursements and waivers. Absent reimbursements and waivers of expenses by Adviser, the ratios of expenses to average net assets would have been 3.5%, 6.5% and 9.0%, for the periods ended November 30, 1996, November 30, 1995 and November 30, 1994, respectively and net investment (loss) to average net assets would have been (2.7)%, (5.8)% and (8.1)%, for the periods ended November 30, 1996, November 30, 1995 and November 30, 1994, respectively. (6) Annualized for the period ended November 30, 1994.

See Notes to the Financial Statements.


O.R.I. GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

The O.R.I. Growth Fund, Inc. (the "Fund") was incorporated on October 15, 1993 as a Maryland corporation and is registered as an open-end diversified management investment company under the Investment Company Act of 1940
("1940 Act").  The Fund's investment objective is capital appreciation.
Oak Ridge Investments, Inc. (the "Adviser") is the Fund's investment adviser. The Fund commenced operations on January 3, 1994.

Costs incurred in connection with the organization, initial registration and public offering of shares aggregated $44,002. These costs are being amortized over a period of not more than five years from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholders or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

Shares of the Fund are offered at net asset value per share plus a maximum initial sales charge of 4.25% of the offering price or 4.44% of the net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on a national securities exchange or Nasdaq on which securities are primarily traded; provided, however, securities traded on an exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on an exchange or Nasdaq, are valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Distribution to Shareholders - The Fund pays dividends of net investment income annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. The Fund's basis in investments is the same for income tax and financial reporting purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:



                                              Year                     Year
                                              Ended                    Ended
                                         November 30, 1996        November 30, 1995


   Shares sold                                186,455                   90,685

   Shares issued to holders in
     reinvestment of dividends                 12,356                      662

   Shares redeemed                            (24,753)                 (57,549)

     Net increase                             174,058                   33,798
                                              =======                  =======


4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% on average daily net assets.

The Adviser agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00% of the net assets of the Fund, computed on a daily basis.

For the year ended November 30, 1996, the Fund paid the Adviser $6,352 of brokerage commissions.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Fund for the year ended November 30, 1996 were $6,561,665 and $4,098,759, respectively. There were no purchases or sales of long-term U.S. government securities.

At November 30, 1996, gross unrealized appreciation and depreciation of investments were as follows:

       Appreciation.....................................           $1,846,495
       Depreciation.....................................             (301,370)
                                                                   ----------
       Net appreciation on investments..................           $1,545,125
                                                                   ==========

6. DISTRIBUTION PLAN

Effective January 1, 1996, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which requires it to pay Oak Ridge Investments, Inc. (the "Distributor") a distribution fee of up to 0.25% of its average daily net assets computed on an annual basis. Under the terms of the Plan, the Distributor is authorized to, in turn, pay all or a portion of this fee to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares pursuant to a written agreement (the "Rule 12b-1 Related Agreement"). To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of the Fund's shares. The Fund incurred fees of $14,545 for the year ended November 30, 1996, pursuant to the Plan.

7. DISTRIBUTION

On December 31, 1996 a distribution of $1.08714 per share (including $0.56762 taxable to shareholders as ordinary income dividends and $0.51952 applicable to long-term capital gains), aggregating $509,740, was paid to the shareholders of record on December 30, 1996.

O.R.I. GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of O.R.I. Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of O.R.I. Growth Fund (the "Fund") at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the year then ended, and for each of the other periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP


December 16, 1996